Exhibit 21.1

SITE CENTERS CORP.

LIST OF SUBSIDIARIES/AFFILIATES

Ancillary Affiliated Enterprises, Inc., an Ohio corporation
Bandera Pointe Investment LLC, a Delaware limited liability company
BG Monmouth, LLC, a New Jersey limited liability company
Black Cherry Limited Liability Company, a Colorado limited liability company
BRE DDR BR Midtowne SC LLC, a Delaware limited liability company
BRE DDR BR White Oak VA LLC, a Delaware limited liability company
BRE DDR Carillon Place LLC, a Delaware limited liability company
BRE DDR Cool Springs Pointe LLC, a Delaware limited liability company
BRE DDR Crocodile Falcon Ridge Town Center I LLC, a Delaware limited liability company
BRE DDR Crocodile Falcon Ridge Town Center II LLC, a Delaware limited liability company
BRE DDR Crocodile Falcon Ridge Triangles LLC, a Delaware limited liability company
BRE DDR Crocodile Sycamore Plaza LLC, a Delaware limited liability company
BRE DDR Fairfax Town Center LLC, a Delaware limited liability company
BRE DDR Flatacres Marketplace LLC, a Delaware limited liability company
BRE DDR IVA Ashbridge PA LLC, a Delaware limited liability company
BRE DDR IVA Hub NY LLC, a Delaware limited liability company
BRE DDR IVA Millenia FL LLC, a Delaware limited liability company
BRE DDR IVA Southmont PA LLC, a Delaware limited liability company
BRE DDR IVB Echelon NJ LLC, a Delaware limited liability company
BRE DDR IVB Larkin’s PA LLC, a Delaware limited liability company
BRE DDR Lake Brandon Village LLC, a Delaware limited liability company
BRE DDR Parker Pavilions LLC, a Delaware limited liability company
BRE DDR Pool A Holdings LLC, a Delaware limited liability company
BRE DDR Pool B Holdings LLC, a Delaware limited liability company
BRE DDR Retail Holdings IV LLC, a Delaware limited liability company
BRE DDR Shoppers World LLC, a Delaware limited liability company
BRE DDR Woodfield Village LLC, a Delaware limited liability company
Canal TC LLC, a Delaware limited liability company
Coventry Real Estate Partners, Ltd., an Ohio limited liability company
DD Community Centers Eight AZ LLC, a Delaware limited liability company
DDR 2008 Portfolio LLC, a Delaware limited liability company
DDR 3030 Holdco LLC, a Delaware limited liability company
DDR Arrowhead Crossing OP LLC, a Delaware limited liability company
DDR Asset Management LLC, a Delaware limited liability company
DDR Bandera GP II LLC, a Delaware limited liability company
DDR Bandera GP LLC, a Delaware limited liability company
DDR Bandera LLC, a Delaware limited liability company
DDR Bandera LP II LLC, a Delaware limited liability company
DDR Beachwood Headquarters LLC, a Delaware limited liability company

DDR Belgate Holdings LLC, a Delaware limited liability company
DDR Belgate LP, a Delaware limited partnership
DDR Buena Park Place Holdings LLC, a Delaware limited liability company
DDR Buena Park Place LP, a Delaware limited partnership
DDR Builders Utah Inc., a Utah corporation
DDR BV Holdings IV LLC, a Delaware limited liability company
DDR BV Preferred Holdings LLC, a Delaware limited liability company
DDR CA Holdings LLC, a Delaware limited liability company
DDR Carolina Pavilion LP, a Delaware limited partnership
DDR Continental Inc., an Ohio corporation
DDR Continental LP, an Ohio limited partnership
DDR Cotswold LP, a Delaware limited partnership
DDR CP Holdings LLC, a Delaware limited liability company
DDR Creekside LP, a Delaware limited partnership
DDR DB Kyle LP, a Texas limited partnership
DDR DB SA Phase II LP, a Texas limited partnership
DDR DB SA Ventures LP, a Texas limited partnership
DDR DB Stone Oak LP, a Texas limited partnership
DDR DB Terrell LP, a Texas limited partnership
DDR Deer Park Town Center LLC,an Ohio limited liability company
DDR DownREIT LLC, an Ohio limited liability company
DDR Easton Holdings LLC, a Delaware limited liability company
DDR Easton Market OP LLC, a Delaware limited liability company
DDR Guilford LLC, a Delaware limited liability company
DDR Hendon Nassau Park II LP, a Georgia limited partnership
DDR Highland Village LP, a Delaware limited partnership
DDR IRR Acquisition LLC, a Delaware limited liability company
DDR KM Shopping Center LLC, a Delaware limited liability company
DDR Kyle Holdings LLC, a Delaware limited liability company
DDR Lake Brandon Plaza LLC, a Delaware limited liability company
DDR Management LLC, a Delaware limited liability company
DDR MCH East II LLC, a Delaware limited liability company
DDR MCH East LLC, a Delaware limited liability company
DDR MCH West LLC, a Delaware limited liability company
DDR Melbourne LLC, a Delaware limited liability company
DDR Merriam Village LLC, a Delaware limited liability company
DDR Miami Avenue, LLC, a Delaware limited liability company
DDR Mid-Atlantic Management Corp., a Delaware corporation
DDR Nassau Park II Inc., an Ohio corporation
DDR Nassau Pavilion Associates LP, a Georgia limited partnership
DDR Nassau Pavilion Inc., an Ohio corporation
DDR NC Holdings LLC, a Delaware limited liability company
DDR Northern Richmond Hill BF LLC, a Delaware limited liability company

DDR Northern Richmond Hill TE Co., a Delaware corporation
DDR Northern Richmond Hill Trust, a Delaware statutory trust
DDR Office Flex Corporation, a Delaware corporation
DDR OG Holdings LLC, a Delaware limited liability company
DDR Ohio Opportunity II LLC, an Ohio limited liability company
DDR Orlando LLC, a Delaware limited liability company
DDR Perimeter Holdings LLC, a Delaware limited liability company
DDR Perimeter Pointe LLC, a Delaware limited liability company
DDR PR Ventures II LLC, a Delaware limited liability company
DDR Property Management LLC, a Delaware limited liability company
DDR PTC LLC, a Delaware limited liability company
DDR PTC Outparcel LLC, a Delaware limited liability company
DDR Realty Company, a Maryland Real Estate Investment Trust
DDR Retail Real Estate Limited Partnership, an Illinois limited partnership
DDR Sharon Greens LLC, a Delaware limited liability company
DDR Site Work LLC, a Delaware limited liability company
DDR Snellville Holdings LLC, a Delaware limited liability company
DDR Southeast East Hanover, L.L.C., a Delaware limited liability company
DDR Southeast Edgewater, L.L.C., a Delaware limited liability company
DDR Southeast Fountains, L.L.C., a Delaware limited liability company
DDR Southeast Loisdale, L.L.C., a Delaware limited liability company
DDR Southeast Property Management Corp., a Delaware corporation
DDR Southeast Retail Real Estate Manager, L.L.C., a Delaware limited liability company
DDR Southeast Sandy Plains, L.L.C., a Delaware limited liability company
DDR Southeast Short Pump, L.L.C., a Delaware limited liability company
DDR Southeast Snellville, L.L.C., a Delaware limited liability company
DDR Southeast SP Outlot 1, L.L.C., a Delaware limited liability company
DDR Southeast Spring Mall, L.L.C., a Delaware limited liability company
DDR Southeast Windsor, L.L.C., a Delaware limited liability company
DDR Southern Management Corp., a Delaware corporation
DDR Stone Oak Holdings LLC, a Delaware limited liability company
DDR Terrell Holdings LLC, a Delaware limited liability company
DDR TX Holdings LLC, a Delaware limited liability company
DDR Urban LP, a Delaware limited partnership
DDR Urban, Inc, a Delaware corporation
DDR Van Ness, Inc., an Ohio corporation
DDR Waterstone LLC, a Delaware limited liability company
DDR WF Holdings LLC, a Delaware limited liability company
DDR WF Oakland LP, a Delaware limited partnership
DDR Winter Garden LLC, a Delaware limited liability company
DDR/Van Ness Operating Company, L.P., a Delaware limited partnership
DDRA Arrowhead Crossing LLC, a Delaware limited liability company
DDRA Community Centers Eight, L.P., a Delaware limited partnership

DDRA Tanasbourne Town Center LLC, a Delaware limited liability company
DDRC Gateway LLC, a Delaware limited liability company
DDRM Casselberry Commons LLC, a Delaware limited liability company
DDRM Midway Plaza LLC, a Delaware limited liability company
DDRM North Pointe Plaza LLC, a Delaware limited liability company
DDRM Shoppes at New Tampa LLC, a Delaware limited liability company
DDRM Shoppes at Paradise Pointe LLC, a Delaware limited liability company
DDRM Village Square at Golf LLC, a Delaware limited liability company
Developers Diversified Centennial Promenade LP, an Ohio limited partnership
Diversified Construction LLC, a Delaware limited liability company
Dividend Trust Portfolio JV LC, a Delaware limited partnership
Dividend Trust REIT Sub, a Maryland statutory trust
DT Ahwatukee Foothills LLC, a Delaware limited liability company
DT Ashley Crossing LLC, a Delaware limited liability company
DT Brookside LLC, a Delaware limited liability company
DT Commonwealth Center II LLC, a Delaware limited liability company
DT Connecticut Commons LLC, a Delaware limited liability company
DT Independence Commons LLC, a Delaware limited liability company
DT Mezz Borrower 1 LLC, a Delaware limited liability company
DT Mezz Borrower 2 LLC, a Delaware limited liability company
DT NC Holdings LLC, a Delaware limited liability company
DT Poyner Place LP, a Delaware limited partnership
DT Prado LLC, a Delaware limited liability company
DT Route 22 Retail LLC, a Delaware limited liability company
DT University Centre LP, a Delaware limited partnership
DT University Centre Outparcel LP, a Delaware limited partnership
Easton Market Limited Liability Company, a Delaware limited liability company
EMOP LLC, a Delaware limited liability company
Energy Management Development Services LLC, a Delaware limited liability company
GS Brentwood LLC, a Delaware limited liability company
GS Centennial LLC, a Delaware limited liability company
GS DDR LLC, an Ohio limited liability company
Hendon/Atlantic Rim Johns Creek, LLC, a Georgia limited liability company
Historic Van Ness LLC, a California limited liability company
JDN Development Company, Inc., a Delaware Corporation
JDN Development Investment, L.P., a Georgia limited partnership
JDN Development LP LLC, a Delaware limited liability company
JDN Real Estate - Freehold, L.P., a Georgia limited partnership
JDN Real Estate - Hamilton, L.P., a Georgia limited partnership
JDN Real Estate - Lakeland, L.P., a Georgia limited partnership
JDN Realty Corporation, a Maryland corporation
JDN Realty Holdings, L.P., a Georgia limited partnership
JDN Realty Investment, L.P., a Georgia limited partnership

JDN Realty LP LLC, a Delaware limited liability company
Merriam Town Center Ltd., an Ohio limited liability company
National Property Protection Company, a Vermont corporation
PR II Deer Park Town Center LLC, a Delaware limited liability company
Retail Value Investment Program IIIC Limited Partnership, a Delaware limited partnership
Retail Value Investment Program Limited Partnership IIIB, a Delaware limited partnership
SCC Dividend Trust GP LLC, a Delaware limited liability company
SCC Dividend Trust LP LLC, a Delaware limited liability company
SCC DT TRS LLC, a Delaware limited liability company
SCC Emmet Street LLC, a Delaware limited liability company
SCC Freehold Hotel NJ LLC, a Delaware limited liability company
SCC Gibsonton FL LLC, a Delaware limited liability company
SCC Hamilton Marketplace NJ LLC, a Delaware limited liability company
SCC Market Square LLC, a Delaware limited liability company
SCC Meadowmont Village NC LP, a Delaware limited partnership
SCC Nassau Park Pavilion NJ LLC, a Delaware limited liability company
SCC Paradise Village Gateway AZ LLC, a Delaware limited liability company
SCC Parker Keystone LLC, a Delaware limited liability company
SCC Parker Outparcels CO LLC, a Delaware limited liability company
SCC Portland Bridgeport LLC, a Delaware limited liability company
SCC Portland Cosmopolitan LLC, a Delaware limited liability company
SCC Portland Encore LLC, a Delaware limited liability company
SCC Portland Lexis LLC, a Delaware limited liability company
SCC Portland Metropolitan LLC, a Delaware limited liability company
SCC Portland Park Place LLC, a Delaware limited liability company
SCC Portland Pinnacle LLC, a Delaware limited liability company
SCC Portland Riverstone LLC, a Delaware limited liability company
SCC Portland Streetcar Lofts LLC, a Delaware limited liability company
SCC Portland Tanner LLC, a Delaware limited liability company
SCC Presidential OP Unit 34 LLC, a Delaware limited liability company
SCC Shops on Montview LLC, a Delaware limited liability company
SCC Tysons West LLC, a Delaware limited liability company
Site Centers Capital Management LLC,a Delaware limited liability company